COLUMBIA CONNECTICUT TAX-EXEMPT FUND
                      COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND
                        COLUMBIA NEW YORK TAX-EXEMPT FUND
                                   (the "Funds")

                   Supplement to the Statement of Additional Information
                       dated March 1, 2005, as revised July 12, 2005

The Funds' Statement of Additional Information (SAI) is amended as follows:

1.       The Funds' Prospectus is dated March 1, 2005, as revised September 19,
         2005.

2. Effective September 19, 2005, Columbia California Tax-Exempt Fund ("CCTEF") was reorganized as a series of Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX) and a new Statement of Additional Information has been filed on behalf of CCTEF. Accordingly, all references to CCTEF in the SAI dated March 1, 2005, as revised July 12, 2005, are removed.


SUP-39/91016-0905                                            September 27, 2005